Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:
Press Release AIG 175 Water Street New York, NY 10038 www.aig.com

Liz Werner (Investors): 212-770-7074; elizabeth.werner@aig.com

Fernando Melon (Investors): 212-770-4630; fernando.melon@aig.com

Jennifer Hendricks Sullivan (Media): 212-770-3141; jennifer.sullivan@aig.com

AIG COMMENCES CASH TENDER OFFER FOR DEBT SECURITIES

NEW YORK, February 23, 2016 – American International Group, Inc. (NYSE: AIG) today commenced a cash tender offer for 11 series of debt securities of AIG and its subsidiaries. The complete terms of the tender offer are set forth in the offer to purchase and the related letter of transmittal, each dated today. Securities that are accepted in the tender offer will be purchased by AIG and retired and cancelled by the relevant issuer. Consummation of the tender offer is subject to a number of conditions, including the absence of any adverse legal and market developments and a financing condition (as described in the offer to purchase). Subject to applicable law, AIG may waive certain of these conditions or extend, terminate or otherwise amend the tender offer.

AIG is offering to purchase the notes and debentures listed in Table I below in an aggregate principal amount (U.S. Dollar equivalent) of up to $1.0 billion. The early participation date for the tender offer is 5:00 p.m., New York City time, on March 7, 2016 (the “Early Participation Date”), and the expiration date for the tender offer is 11:59 p.m., New York City time, on March 21, 2016 (in each case, subject to extension). As indicated in Table I, the price to be paid for each series of notes and debentures will be based on fixed spreads to certain reference benchmarks, as further described below. The prices to be paid for the notes and debentures denominated in U.S. Dollars and Sterling will be calculated on the basis of the yield to the applicable call or maturity date of the applicable reference security listed in Table I, at 10:00 a.m., New York City time, for the notes and debentures denominated in U.S. Dollars, or 3:00 p.m., London time, for the debentures denominated in Sterling, each on the business day following the Early Participation Date, plus the fixed spread applicable to such notes or debentures as set forth in Table I. The price to be paid for the debentures denominated in Euros will be calculated on the basis of the rates payable on a reference swap, at 3:00 p.m., London time, on the business day following the Early Participation Date, plus the fixed spread applicable to such debentures, as described more fully in the offer to purchase. Holders whose notes and debentures are accepted in the tender offer will also receive a cash payment representing accrued interest from the most recent interest payment date to, but excluding, the date AIG purchases the notes and debentures. The payment date for the offer will be promptly following its expiration and is expected to be on or about March 23, 2016.

The following is a brief summary of certain key elements of the tender offer:

•	Holders who validly tender and who do not validly withdraw their notes or debentures at or prior to 5:00 p.m., New York City time on March 7, 2016 (subject to extension), the Early Participation Date, and whose securities are accepted for purchase, will receive the Total Consideration, together with accrued interest.

FOR IMMEDIATE RELEASE

•	Holders who validly tender their notes or debentures after 5:00 p.m., New York City time on the Early Participation Date but at or prior to the expiration date, and whose securities are accepted for purchase, will only be eligible to receive the Tender Offer Consideration, which is equal to the Total Consideration less the Early Participation Amount (as defined in the offer to purchase), together with accrued interest.

•	Tenders of notes or debentures may be validly withdrawn at any time at or prior to 5:00 p.m., New York City time, on March 7, 2016 (subject to extension), but not thereafter.

•	AIG reserves the right, but is under no obligation, to increase the maximum principal amount of notes and debentures sought in the tender offer. In the event of any such increase, AIG will not be obligated (except as required by applicable law) to extend the Early Participation Date, the withdrawal date or the expiration date.

•	If the tender offer is oversubscribed, AIG will accept for payment all securities validly tendered in accordance with the acceptance priority levels set forth in Table I. If there are sufficient remaining funds to purchase some, but not all, of the remaining tendered notes or debentures at any acceptance priority level, AIG will accept for payment such tendered notes or debentures on a prorated basis.

•	The tender offer is subject to conditions, including a financing condition that provides that the tender offer is conditioned on AIG having issued and sold, in one or more capital markets financing transactions, on terms satisfactory in AIG’s reasonable judgment, debt securities providing net proceeds at least equal to a material portion, in AIG’s reasonable judgment, of the aggregate principal amount of the notes and debentures accepted in this tender offer.

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This press release is qualified in its entirety by the offer to purchase and related letter of transmittal.

AIG has retained Credit Suisse Securities (Europe) Limited, Credit Suisse Securities (USA) LLC and Wells Fargo Securities, LLC as the Joint Lead Dealer Managers. Global Bondholder Services Corporation is the Information Agent and Depositary. For additional information regarding the terms of the tender offer, please contact: Credit Suisse Securities (Europe) Limited at +44 (0) 207 888 5564; Credit Suisse Securities (USA) LLC at (800) 820-1653 (toll-free) or (212) 538-2147 (collect); or Wells Fargo Securities, LLC at (866) 309-6316 (toll-free) or (704) 410-4760 (collect). Requests for documents and questions regarding the tendering of securities may be directed to Global Bondholder Services Corporation by telephone at (212) 430-3774 (for banks and brokers only), (866) 924-2200 (for all others toll-free) or +001 (212) 430-3774 (international), by email at aig@gbsc-usa.com or to the Joint Lead Dealer Managers at their respective telephone numbers.

This news release does not constitute an offer or an invitation by AIG to participate in the tender offer in any jurisdiction in which it is unlawful to make such an offer or solicitation in such jurisdiction.

Certain statements in this press release, including those describing the completion of the tender offer, constitute forward-looking statements. These statements are not historical facts but instead

FOR IMMEDIATE RELEASE

represent only AIG’s belief regarding future events, many of which, by their nature, are inherently uncertain and outside AIG’s control. It is possible that actual results will differ, possibly materially, from the anticipated results indicated in these statements. Factors that could cause actual results to differ, possibly materially, from those in the forward-looking statements are discussed throughout AIG’s periodic filings with the SEC pursuant to the Securities Exchange Act of 1934.

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American International Group, Inc. (AIG) is a leading global insurance organization. Founded in 1919, today we provide a wide range of property casualty insurance, life insurance, retirement products, mortgage insurance and other financial services to customers in more than 100 countries and jurisdictions. Our diverse offerings include products and services that help businesses and individuals protect their assets, manage risks and provide for retirement security. AIG common stock is listed on the New York Stock Exchange and the Tokyo Stock Exchange.

Additional information about AIG can be found at www.aig.com and www.aig.com/strategyupdate | YouTube: www.youtube.com/aig | Twitter: @AIGinsurance | LinkedIn: http://www.linkedin.com/company/aig. These references with additional information about AIG have been provided as a convenience, and the information contained on such websites are not incorporated by reference into this press release.

AIG is the marketing name for the worldwide property-casualty, life and retirement, and general insurance operations of American International Group, Inc. For additional information, please visit our website at www.aig.com. All products and services are written or provided by subsidiaries or affiliates of American International Group, Inc. Products or services may not be available in all countries, and coverage is subject to actual policy language. Non-insurance products and services may be provided by independent third parties. Certain property-casualty coverages may be provided by a surplus lines insurer. Surplus lines insurers do not generally participate in state guaranty funds, and insureds are therefore not protected by such funds.

FOR IMMEDIATE RELEASE

Table I

SECURITIES SUBJECT TO THE TENDER OFFER
Title of Security	Issuer	Security Identifier(s)	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Reference Security/ Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1) (2)
8 1⁄8% Junior Subordinated Deferrable Interest Debentures, Series B	AIG Life Holdings, Inc.*	CUSIP: 00138GAC3 ISIN: US00138GAC33	March 15, 2046	$227.3	1	$100,000 and integral multiples of $1,000 in excess thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	370	$1,243.74

8.175% Series A-6 Junior Subordinated Debentures	AIG	CUSIP: 026874BS5 026874BR7 (144A) U02687BW7 (Reg. S) ISIN: US026874BS54 US026874BR71 (144A) USU02687BW75 (Reg. S)	May 15, 2038	$607.2	2	$1,000 and integral multiples thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	350	$1,249.42

6.25% Series A-1 Junior Subordinated Debentures	AIG	CUSIP: 026874BE6 ISIN: US026874BE68	March 15, 2037	$403.2	3	$100,000 and integral multiples of $1,000 in excess thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	330	$1,041.17

8 1⁄2% Junior Subordinated Debentures due 2030	AIG Life Holdings, Inc.*	CUSIP: 00138GAA7 ISIN: US00138GAA76	July 1, 2030	$116.4	4	$1,000 and integral multiples thereof	1.625% U.S. Treasury due 02/15/2026	Bloomberg PX1	350	$1,322.24

7.57% Junior Subordinated Deferrable Interest Debentures, Series A	AIG Life Holdings, Inc.*	CUSIP: 00138GAB5 ISIN: US00138GAB59	December 1, 2045	$78.9	5	$100,000 and integral multiples of $1,000 in excess thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	370	$1,168.73

8.625% Series A-8 Junior Subordinated Debentures†	AIG	ISIN: XS0365317113 (144A) XS0365314284 (Reg. S)	May 22, 2018	£5.6	6	£50,000 and integral multiples thereof	5.00% UK Treasury due 03/07/2018	Bloomberg DMO2	220	£1,129.59

8.000% Series A-7 Junior Subordinated Debentures†	AIG	ISIN: XS0365324838 (144A) XS0365323608 (Reg. S)	May 22, 2018	€12.9	7	€50,000 and integral multiples thereof	May 2018 Interpolated Swap Rate	Bloomberg ICAE1	155	€1,140.18

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FOR IMMEDIATE RELEASE

SECURITIES SUBJECT TO THE TENDER OFFER
Title of Security	Issuer	Security Identifier(s)	Applicable Call / Maturity Date	Principal Amount Outstanding (millions)	Acceptance Priority Level	Authorized Denominations	Reference Security/ Interpolated Rate	Bloomberg Reference Page/Screen	Fixed Spread (basis points)	Hypothetical Total Consideration(1) (2)
5.60% Debentures Due July 31, 2097	SunAmerica Inc.**	CUSIP: 866930AG5 ISIN: US866930AG50	July 31, 2097	$20.3	8	$1,000 and integral multiples thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	360	$903.09

6 5⁄8% Notes Due 2029	AIG Life Holdings, Inc.*	CUSIP: 026351AZ9 ISIN: US026351AZ90	February 15, 2029	$150.0	9	$1,000 and integral multiples thereof	1.625% U.S. Treasury due 02/15/2026	Bloomberg PX1	320	$1,157.15

6.820% Dollar Notes Due November 15, 2037	AIG	CUSIP: 026874CW5 026874CE5 (144A) U02687 CJ5 (Reg. S) ISIN:US026874CW 57 US026874CE59 (144A) USU02687CJ55 (Reg. S)	November 15, 2037	$243.5	10	$150,000 and integral multiples of $1,000 in excess thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	285	$1,172.07

6.25% Notes Due 2036	AIG	CUSIP: 026874AZ0 026874AY3 (144A) ISIN: US026874AZ07 US026874AY32 (144A)	May 1, 2036	$1,000.0	11	$100,000 and integral multiples of $1,000 in excess thereof	3.000% U.S. Treasury due 11/15/2045	Bloomberg PX1	285	$1,096.28

*	Guaranteed by AIG.
**	All obligations of SunAmerica Inc. were assumed by AIG in 1999.
†	Listed on the Official List of the Irish Stock Exchange and traded on its regulated market.
(1)	The total consideration payable for each $1,000, £1,000 or €1,000 principal amount of notes or debentures validly tendered on or prior to 5:00 p.m., New York City time, on March 7, 2016 and accepted for purchase by AIG includes the Early Participation Amount of $50 for securities denominated in Dollars, €50 for securities denominated in Euros or £50 for securities denominated in Sterling. In addition, holders whose notes or debentures are accepted will also receive accrued interest on such note or debenture.
(2)	Per $1,000, £1,000 or €1,000 principal amount of notes or debentures and assuming that the yield of the reference security or the interpolated swap rate listed above had been measured at 10:00 a.m., New York City time, in the case of securities denominated in Dollars or 3:00 p.m., London time, in the case of the debentures denominated in Sterling or Euros, on February 22, 2016 (see Schedule B of the offer to purchase).

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